SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                 April 15, 1997
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                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-11011                 86-0695381
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)



1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA          85004-2209
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:                602/207-6900
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Item 5.  Other Events.

         The FINOVA Group Inc. today announced revenues, net income and selected financial data and ratios for the third quarter ended March 31, 1997 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                     Exhibits                         Title
               ------------------   --------------------------------------------
                        28          Press Release of The FINOVA Group Inc. dated
                                    April 15, 1997

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                              THE FINOVA GROUP INC.

                                  (Registrant)



Dated:  April 15, 1997    By            /s/ Bruno A. Marszowski
                            ----------------------------------------------------
                                 Bruno A. Marszowski, Senior Vice President,
                                 Chief Financial Officer and Controller
                                 Principal Financial Officer/Authorized Officer
                                        2